COMPANY: QUORUM CORP.
Number of Shares	100	REGISTERED HOLDER QUORUM CORP.	TREASURY (Incorporation)	CERTIFICATE RECEIVED: Date: ________________________ _______________________________ Signature
Certificate No.	1
Class:	Common
Par Value	$0.00001
Date of Issue	●
QUORUM CORP. A NEVADA CORPORATION
1	Common	$0.00001	●	●
TRANSFER OF THESE SHARES IS RESTRICTED
QUORUM CORP.
		THIS CERTIFIES THAT: ●

is the registered holder of the number and class of shares of the Corporation described hereon, such shares being fully paid up and non-assessable and, subject to the Bylaws of the Corporation, transferable by completion of a proper instrument of transfer and surrender of this certificate.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officer(s), and, where required, to be sealed with its common seal, on the date of issue:

_______________________________
Yasmeen Savji
President

For value received, the undersigned hereby sells, assigns and transfers unto:

(transferee)

(number and class)

share(s) represented by the within Certificate.

date

signature

witness

Note: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.